UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

Sevion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10210 Campus Point Drive, Suite 150 San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 909-0749

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the special meeting of stockholders (the “Special Meeting”) of Sevion Therapeutics, Inc. (the “Company”) held on December 7, 2017, the following proposals were submitted to the stockholders of the Company:

Proposal 1: The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split at a ratio of not less than 1-for-2 and not more than 1-for-100, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Company’s Board of Directors at any time prior to the completion of the Transaction (as defined in the Proxy Statement) (the “Reverse Split Proposal”).

Proposal 2: The approval of one or more adjournments to the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal No. 1.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on November 17, 2017 (the “Proxy Statement”).

Of the 51,414,713 shares outstanding as of November 6, 2017, the record date for the Special Meeting, 28,433,225 shares, or 55.30% of the Company’s common stock, were present or represented by proxy at the Special Meeting. The following is a brief description of each matter voted upon at the Special Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Proposal 1: The Reverse Split Proposal.

The Company’s stockholders approved the Reverse Split Proposal. The tabulation of votes on this matter was as follows: shares voted for: 27,996,564; shares voted against: 434,372; and shares abstaining and broker non-votes: 2,289.

Proposal 2: To authorize an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

The Company’s stockholders approved an authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 1. The tabulation of votes on this matter was as follows: shares voted for: 28,192,118; shares voted against: 240,841; and shares abstaining and broker non-votes: 266. No adjournment of the Special Meeting was necessary.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

None.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2017	SEVION THERAPEUTICS, INC.

	By:	/s/ David Rector
	Name:	David Rector
	Title:	Chief Executive Officer